INVESTMENT IN BIG RIDGE GOLD CORP	12 Months Ended
Dec. 31, 2023
INVESTMENT IN BIG RIDGE GOLD CORP
INVESTMENT IN BIG RIDGE GOLD CORP.

9.  INVESTMENT IN BIG RIDGE GOLD CORP.

On September 13, 2022, Big Ridge completed Stage 1 of the earn-in requirements necessary to satisfy the earn-in threshold set out in the Hope Brook earn-in agreement. Big Ridge issued a total of 15.0 million common shares to the Company with an aggregate fair value of $2,175,000, resulting in an increase in the Company’s common share ownership interest in Big Ridge to 19.5% on December 31, 2022, from 10.8%. Following the completion of the initial Big Ridge transaction on June 7, 2021, the Company’s common share ownership interest in Big Ridge was approximately 19.8% (Initial Recognition fair value - $2,185,000). In addition to its share ownership interest, the Company considered various qualitative factors including representation rights on Big Ridge’s board of directors in arriving at the determination that significant influence exists, and therefore the Company applies the equity method of accounting. During the year ended December 31, 2023, the Company recorded dilution losses on investment in Big Ridge primarily as a result of Big Ridge’s acquisition of a private company during the period.  See Note 22 for details pertaining to investment in Big Ridge subsequent to December 31, 2023.

	December 31, 2023	December 31, 2022
Balance, beginning of period	$2,119	$1,491
Equity (loss)	(149)	(144)
Completion of Stage 1 Earn-in	-	2,175
Impairment of Investment in Big Ridge	-	(1,403)
Dilution losses on Investment	(564)	-
Balance, end of period	$1,406	$2,119

The subsequent equity accounting for Big Ridge is based on its audited results that is publicly available information for the year ended June 30, 2023, and an estimate of results for the period of July 1, 2023 to December 31, 2023.